Exhibit 99.(p)(6)


                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                                 JANUARY 1, 2007

I. INTRODUCTION

This Code of Ethics (the "Code") sets forth the basic policies of ethical conduct for all COVERED PERSONS, as hereinafter defined.

Rule 17j-1(b) under the Investment Company Act of 1940, as amended, (the "1940 Act") makes it unlawful for an affiliated person of any BISYS company that is appointed to serve as principal underwriter of a registered investment company, in connection with the purchase or sale by such person of a security HELD OR TO BE ACQUIRED (AS HEREINAFTER DEFINED) by any such registered investment company, to:

         (1) employ any device, scheme or artifice to defraud the Fund;
         (2) make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;
         (3) engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon the Fund; or
         (4) engage in any manipulative practice with respect to the Fund.

II. DEFINITIONS

The following definitions are used for purposes of the Code.

     "ACCESS PERSON" is defined for purposes of this Code as all COVERED PERSONS identified in EXHIBIT C. This Code covers certain BISYS associates that are not otherwise deemed ACCESS PERSONS by law.

     "AUTOMATIC INVESTMENT PLAN" means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An automatic investment plan includes a dividend reinvestment plan.

     "BENEFICIAL OWNERSHIP" of a security is defined under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, which provides that a COVERED PERSON should consider himself/herself the beneficial owner of securities held by his/her spouse, his/her minor children, a relative who shares his/her home, or other persons, directly or indirectly, if by reason of any contract, understanding, relationship, agreement or other arrangement, he/she obtains from such securities benefits substantially equivalent to those of ownership. He/she should also consider himself/herself the beneficial owner of securities if he/she can vest or revest title in himself/herself now or in the future.

     "BISYS CCO" is the Chief Compliance Officer for the Fund Services Division of BISYS.

      "CODE COMPLIANCE OFFICER" is the person designated by BISYS to oversee enforcement and ensure compliance with this Code pursuant to procedures established for such purpose.



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     "COVERED  PERSONS" are all directors,  officers and associates of the BISYS entities listed on Exhibit B hereto (collectively referred to as "BISYS", excluding NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVES identified in Exhibit H). Individuals registered with an entity identified in Exhibit B but not employed by BISYS and not reporting under an RIA's code of ethics are considered COVERED PERSONS for purposes of this Code.

     "COVERED SECURITIES" include all securities subject to transaction reporting under this Code. Covered Securities do not include: (i) securities issued by the United States Government; (ii) bankers'
     acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; (iii) shares of open-end investment companies OTHER THAN SHARES OF REPORTABLE FUNDS AND EXCHANGE TRADED FUNDS ("ETFS"); (iv) transactions which you had no direct or indirect influence or control; (v) transactions that are not initiated, or directed, by you; and (vi) securities acquired upon the exercise of rights issued by the issuer to all shareholders pro rata.

     A security "HELD OR TO BE ACQUIRED" is defined under Rule 17j-l (a)(10) as any COVERED SECURITY which, within the most recent fifteen (15) days: (A) is or has been held by a Fund, or (B) is being or has been considered by a Fund or the investment adviser for a Fund for purchase by the Fund. A purchase or sale includes the writing of an option to purchase or sell and any security that is convertible into or exchangeable for, any security that is held or to be acquired by a Fund.

     "ENTERTAINMENT" is a business-related activity or event involving an OUTSIDE PARTY attending with a COVERED PERSON, such as theater or sporting tickets, working meals, and other social events.

     "GIFT" is an item given or received as a result of an existing or prospective business relationship. GIFTS are not the same as ENTERTAINMENT (e.g., giving tickets to a sports or theater event where a BISYS COVERED PERSON is not present is a GIFT).

     "MATERIAL INSIDE INFORMATION" is defined as any information about a company which has not been disclosed to the general public and which either a reasonable person would deem to be important in making an investment decision or the dissemination of which is likely to impact the market price of the company's securities.

     "NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE" is defined as any Registered Representative licensed with an entity identified in EXHIBIT B; but employed by a Registered Investment Advisor ("RIA") and reporting under the RIA's code of ethics.

     "OUTSIDE PARTY" is any existing or prospective "business source," such as an employee of a mutual fund's investment adviser, a Director/Trustee or Officer of a mutual fund client or prospective client, vendor, consulting firm, etc. Associates of BISYS and/or its affiliates are not considered "OUTSIDE PARTIES."

     A "PERSONAL SECURITIES TRANSACTION" is considered to be a transaction in a COVERED SECURITY of which the COVERED PERSON is deemed to have BENEFICIAL OWNERSHIP. This includes, but is not limited to, transactions in accounts of the COVERED PERSON's spouse, minor children, or other relations residing in the COVERED PERSON'S household, or accounts in which the COVERED PERSON has discretionary investment control. COVERED PERSONS engaged in



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     PERSONAL SECURITIES TRANSACTIONS should not take inappropriate advantage of their position or of information obtained during the course of their association with BISYS. For example, Transfer Agent employees may not process transactions for their own account or influence others to effect improper transactions on their account or for the accounts of any direct family member. Additionally, COVERED PERSONS should avoid situations that might compromise their judgment (e.g. the receipt of perquisites, gifts of more than de minimis value or unusual investment opportunities from persons doing or seeking to do business with BISYS or the Funds).

     "REPORTABLE FUNDS" are non-money market portfolios of investment companies (identified in Exhibit A), for which BISYS serves as principle underwriter or as a service or sub-service agent (e.g. Transfer Agent, Fund Administrator, etc...). BISYS reserves the right to monitor accounts, including retirement plan accounts, of COVERED PERSONS and their direct family members for compliance with these requirements where BISYS is the recordkeeper of the account.

     "RIA CODE COMPLIANCE OFFICER" is defined as the person designated by an RIA to oversee enforcement and ensure compliance with the RIA's code of ethics by all persons subject thereto, including, in particular, NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVES.

III. RISKS OF NON-COMPLIANCE

This Code extends the provisions of Rule 17j-1(b) to all COVERED PERSONS. Any violation of this Code may result in the imposition by BISYS of sanctions against the COVERED PERSON, or may be grounds for the immediate termination of the COVERED PERSON'S position with BISYS. Failure to comply with the RIA code of ethics by a NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE may represent grounds for immediate deregistration. In addition, in some cases (e.g. the misuse of inside information), a violation of federal and state civil and criminal statutes may subject the COVERED PERSON or NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE to fines, imprisonment and/or monetary damages.

IV.  ETHICAL STANDARDS

The foundation of this Code consists of basic standards of conduct including, but not limited to, the avoidance of conflicts between personal interests and interests of BISYS or its REPORTABLE FUNDS. To this end, COVERED PERSONS should understand and adhere to the following ethical standards:

         (a) The duty at all times to place the interests of REPORTABLE FUND shareholders first;

         (b) The duty to ensure that all PERSONAL SECURITIES TRANSACTIONS be conducted in a manner that is consistent with this Code to avoid any actual or potential conflict of interest or any abuse of such COVERED PERSON'S position of trust and responsibility; and

         (c) The duty to ensure that COVERED PERSONS do not take inappropriate advantage of their position with BISYS.

V. GIFTS AND ENTERTAINMENT



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         A. GENERAL POLICY

         This policy applies to a GIFT or ENTERTAINMENT given (whether as a BISYS expense or a COVERED PERSON'S personal expense) or received by a COVERED PERSON. GIFTS must be reasonable in value and frequency and should be related to business relationships with OUTSIDE PARTIES. Unsolicited promotional material, general in nature and nominal in value (e.g., pens, t-shirts, etc.), are permitted if occasional and do not involve the expectation of a future business transaction involving BISYS or the COVERED PERSON.

         No policy is able to address every scenario. This is a principle-based policy. When deciding to give or accept GIFTS or ENTERTAINMENT, COVERED PERSONS must conduct themselves as professionals and exercise sound business judgment by weighing the business interest involved against possible public perception, including potential conflicts of interest. COVERED PERSONS should use discretion and consult with the BISYS CCO, as appropriate.

         COVERED PERSONS who violate this policy will be subject to reprimand and possible disciplinary action.

         B. REPORTING OF GIFTS AND ENTERTAINMENT AND VALUATION

         1. REPORTING OF GIFTS BY COVERED PERSONS

               a.  NASD LICENSED PERSONNEL

               COVERED PERSONS that are NASD licensed with an entity identified on EXHIBIT B ("NASD Licensed") must report all GIFTS, given or received, on the form attached as Exhibit [ I ] to the BISYS CCO. The report must be made within ten business days after the GIFT is given or received.

               COVERED PERSONS that are NASD Licensed MUST NEVER give anything of value in excess of $100 per year, per OUTSIDE PARTY, where the GIFT is in relation to the recipient's employment.

               COVERED PERSONS that are NASD licensed, excluding wholesaling personnel, are subject to a $300 aggregate annual limit on GIFT giving to all OUTSIDE PARTIES. The annual period will be measured on a calendar year basis by the BISYS CCO.

               A COVERED PERSON must make a good faith estimate when determining the value of GIFTS received.

               b. NON-NASD LICENSED PERSONNEL

               COVERED PERSONS that are Non-NASD Licensed, excluding the EVP of Business Development for BISYS and associates reporting to such individual (each, a "Business Development Associate"), must report all GIFTS, given or received, involving an OUTSIDE PARTY, on the form attached as Exhibit [ I ], that exceed $100 in value to the BISYS CCO within ten business days. A $300 aggregate annual limit on all GIFT giving to OUTSIDE PARTIES applies to such COVERED PERSONS. The annual period will be measured on a calendar year basis by the



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               BISYS CCO. COVERED PERSONS that receive GIFTS in a calendar year, that have not otherwise been reported, that exceed $1,000 in aggregate value, must report each individual GIFT to the BISYS CCO, on the form attached as Exhibit [ I ], within ten business days after the $1,000 threshold has been exceeded. The BISYS CCO may put future conditions and/or limitations on receipt of GIFTS by such COVERED PERSONS.

               Non-NASD Licensed COVERED PERSONS that are Business Development Associates must report all Gifts, given or received, involving an OUTSIDE PARTY, on the form attached as Exhibit [ I ], that exceed $250 in value to the BISYS CCO within ten business days. A $1,500 aggregate annual limit on all GIFT giving to OUTSIDE PARTIES applies to such COVERED PERSONS. The annual period will be measured on a calendar year basis by the BISYS CCO. COVERED PERSONS that receive GIFTS in a calendar year, that have not otherwise been reported, that exceed $1,000 in aggregate value, must report each individual GIFT to the BISYS CCO, on the form attached as Exhibit [ I ], within ten business days after the $1,000 threshold has been exceeded. The BISYS CCO may put future conditions and/or limitations on receipt of GIFTS by such COVERED PERSONS.

               A COVERED PERSON must make a good faith estimate when determining the value of GIFTS received.

         2. REPORTING OF ENTERTAINMENT BY COVERED PERSONS

         ENTERTAINMENT involving an OUTSIDE PARTY must be reported, on the form attached as Exhibit I], by the COVERED PERSON to the BISYS CCO if the COVERED PERSON'S pro-rata share amount is greater than $250 (e.g., proportionally determined based upon the number of attendees), including any portion paid by a third-party. The report must indicate the nature of the entertainment and the attendee names, including the name of each attendee's employer and be made within ten business days after the ENTERTAINMENT has occurred.

         A COVERED PERSON must make a good faith estimate when determining their pro-rata share amount.

         3. VALUATION OF GIFTS AND ENTERTAINMENT

         GIFTS and ENTERTAINMENT should be valued at the higher of cost or market value, exclusive of tax and delivery charges, provided that tickets should be valued at the higher of cost or face value. As indicated within this policy, good faith estimates may be used, as appropriate.

         4. EXCEPTIONS

         Exceptions to this GIFT and ENTERTAINMENT policy may be permitted from time to time only if (a) pre-approved by the BISYS CCO, and (b) appropriately documented by email or other written record from the BISYS CCO.


C. GENERAL GUIDELINES FOR GIFTS AND ENTERTAINMENT



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         1. GENERAL GUIDELINES APPLICABLE TO GIFTS

         Business GIFTS are designed to foster and promote relationships and goodwill. Conflicts arise when GIFTS compromise objective and independent business decisions. A donation to a charitable cause may be considered a GIFT. Even the perception of compromise is damaging to BISYS' image and integrity.

               a. GIVING GIFTS

               COVERED PERSONS must not offer or give GIFTS which may be viewed as:

               o overly generous/excessive; or
               o aimed at influencing a decision-making company, individual, board, or process; or
               o Intended to have the effect of a recipient feeling obligated to provide business or other forms of compensation in return.

               b. ACCEPTING GIFTS

               COVERED PERSONS shall not accept GIFTS, favors, or any items of value which influence their decision-making or obligate them, or BISYS, in any fashion.

               To avoid the appearance of impropriety, COVERED PERSONS shall observe the following guidelines, in addition to the monetary guidelines set forth above.

                     I. USUALLY PERMISSIBLE
                     o Promotional items of nominal value (e.g., pens, mugs,
                       golf balls, etc).
                     o Nominal prizes won from games of chance (raffles or
                       lottery-style games).
                     o Flowers, gift/fruit baskets, etc., for reasonable and
                       infrequent occasions such as holidays, birthdays, promotions, etc.
                     o GIFTS such as merchandise or products valued at $100 or
                       less.

                     II. REQUIRES PRE-APPROVAL OF BISYS CCO
                     o An offer of paid transportation, hotel, lodging, etc.,
                       excluding investment management trade organization sponsored conferences when the COVERED PERSON is presenting.
                     o Annual GIFT amounts in excess of those stated above.
                     o Discretionary use of personal property (e.g., provided
                       for use, as needed or desired, by the recipient).

                     III. NEVER  PERMISSIBLE
                     o Cash, cash equivalents or securities.
                     o GIFTS of significant value (e.g., exceeding $500 in
                       value).
                     o Any item as part of a "quid pro quo" arrangement (e.g.,
                       "something for something").
                     o GIFTS which violate law, including applicable
                       regulations.
                     o GIFTS to anyone who threatens to or has submitted a
                       complaint about a COVERED PERSON or BISYS.



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                     o GIFTS which violate, to the COVERED PERSON'S reasonable
                       knowledge, a client's policies (e.g., mutual fund) or industry standards.

         2. GENERAL GUIDELINES APPLICABLE TO ENTERTAINMENT

         COVERED PERSONS are generally permitted to entertain and to be entertained. ENTERTAINMENT must be reasonable in value and frequency and should be related to business relationships with OUTSIDE PARTIES. A donation to a charitable cause may be considered ENTERTAINMENT. BISYS prohibits COVERED PERSONS from entertaining as a means of personal gain.

               a. USUALLY PERMISSIBLE
               o Occasional and reasonable business ENTERTAINMENT, such as a breakfast, lunch or dinner.
               o Theater or regular season sporting event tickets, if the cost is reasonable.
               o Golf (greens fees and cart fees).
               o Invitation to cocktail parties.

               b. REQUIRES PRE-APPROVAL OF BISYS CCO
               o Sponsorship and/or event participation requests.
               o Tickets to special events, such as the Super Bowl, World Series or a Stanley Cup game.
               o ENTERTAINMENT beyond one (1) day.
               o Single day attendance or participation in a seminar or
                 conference.
               o Discretionary use of personal property (e.g.,
                  provided for use, as needed or desired, by the recipient).

               c. NEVER PERMISSIBLE
               o Unethical or illegal activity.
               o Season tickets to athletic events.
               o Vacations or lavish trips.

VI. RESTRICTIONS AND PROCEDURES

This section is divided into two (2) parts. Part A relates to restrictions and procedures applicable to all COVERED PERSONS in addition to the aforementioned Rule 17j-1(b) provisions. Part B imposes additional restrictions and reporting requirements for those COVERED PERSONS deemed to be ACCESS PERSONS.

         A. RESTRICTIONS AND PROCEDURES FOR ALL COVERED PERSONS:

         1.    PROHIBITION AGAINST USE OF MATERIAL INSIDE INFORMATION

               COVERED PERSONS may have access to information including, but not limited to, MATERIAL INSIDE INFORMATION about REPORTABLE FUNDS that is confidential and not available to the general public, such as (but not limited to) information concerning securities held in, or traded by, investment company portfolios, information concerning certain underwritings of broker/dealers affiliated with an investment company that may be deemed to be MATERIAL INSIDE INFORMATION, and



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               information  which involves a merger,  liquidation or acquisition that has not been disclosed to the public.

               COVERED PERSONS in possession of material inside information must not trade in or recommend the purchase or sale of the securities concerned until the information has been properly disclosed and disseminated to the public.

         2. PROHIBITION AGAINST ABUSIVE TRADING PRACTICES IN SHARES OF REPORTABLE FUNDS

               Engaging in short-term trading practices or other potentially abusive trading in shares of REPORTABLE FUNDS may constitute violations of Rule 17j-1(b) and/or the stated policies of REPORTABLE FUNDS. Accordingly, unless sanctioned by a particular REPORTABLE FUND, COVERED PERSONS are prohibited from engaging or attempting to engage in excessive trading and exchange activity or other potentially abusive trading in contravention of any stated policy of a REPORTABLE FUND.

         3.    INITIAL AND ANNUAL CERTIFICATIONS

               Within ten (10) days following the commencement of their employment or otherwise becoming subject to this Code and at least annually within forty-five (45) days following the end of each calendar year, all COVERED PERSONS shall be required to sign and submit to the CODE COMPLIANCE OFFICER a written certification, in the form of Exhibit D hereto, affirming that he/she has read and understands this Code to which he/she is subject. In addition, the COVERED PERSON must certify annually that he/she has complied with the requirements of this Code and has disclosed and reported all PERSONAL SECURITIES TRANSACTIONS that are required to be disclosed and reported by this Code. The CODE COMPLIANCE OFFICER will distribute to all COVERED PERSONS the Annual Certification and Holdings Report for completion following the end of each calendar year.

         B. PROCEDURES FOR ALL NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVES:

         1.    Quarterly RIA CODE COMPLIANCE OFFICER Certification

               Within thirty (30) days after each calendar quarter-end, except the calendar year-end, the CODE COMPLIANCE OFFICER will require the RIA CODE COMPLIANCE OFFICER to provide a written certification, in the form of Exhibit J hereto, with regard to adherence by each NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE subject to the RIA code of ethics and a listing of all Non-BISYS Employee Registered Representatives subject to the RIA Code of
               Ethics. THE CODE COMPLIANCE OFFICER requires immediate notification from the RIA CODE COMPLIANCE OFFICER of any material violation by a NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE of the RIA code of ethics.

         C. RESTRICTIONS AND REPORTING REQUIREMENTS FOR ALL ACCESS PERSONS:

               Each ACCESS PERSON must refrain from engaging in a PERSONAL SECURITIES TRANSACTION when the ACCESS PERSON knows, or in the ordinary course of fulfilling his/her duties would have reason to know, that at the time of the



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               PERSONAL  SECURITIES  TRANSACTION a REPORTABLE FUND has a pending buy or sell order in the same COVERED SECURITY.

         1.    DUPLICATE BROKERAGE CONFIRMATIONS AND STATEMENTS

               All ACCESS PERSONS are required to instruct their broker/dealer to file duplicate trade confirmations and account statements with the CODE COMPLIANCE OFFICER at BISYS. Statements must be filed for all accounts containing COVERED SECURITIES (including accounts of other persons holding COVERED SECURITIES in which the ACCESS PERSON has a BENEFICIAL OWNERSHIP interest). Failure of a broker/dealer to send duplicate trade confirmations or account statements will not excuse a violation of this Section by an ACCESS PERSON.

               A sample letter instructing a broker/dealer firm to send duplicate trade confirmations and account statements to BISYS is attached as EXHIBIT K of this Code. A copy of the letter instructing the broker/dealer to provide duplicate trade confirmations and account statements to BISYS must be sent to the CODE COMPLIANCE OFFICER at the time of mailing. If a broker/dealer is unable or refuses to provide duplicate statements, the ACCESS PERSON should contact the Code COMPLIANCE OFFICER for further assistance.

               If the broker/dealer requires a letter authorizing a BISYS associate to open an account, a sample permission letter is attached as EXHIBIT L. Please complete the necessary brokerage information and forward a signature ready copy to the CODE COMPLIANCE OFFICER for signature and submission to the requesting broker/dealer.


         2     INITIAL AND ANNUAL HOLDINGS REPORTS

               All ACCESS PERSONS must file a completed Initial and Annual Holdings Report, in the form of EXHIBIT E attached hereto, with the CODE COMPLIANCE OFFICER within ten (10) days of commencement of their employment or otherwise becoming subject to this Code and thereafter on an annual basis within forty-five (45) days after the end of each calendar year in accordance with Procedures established by the CODE COMPLIANCE OFFICER. Such report must be current as of a date not more than 45 days before the report is submitted. This requirement includes any retirement plan accounts that contain REPORTABLE FUNDS.

         3     TRANSACTION/NEW ACCOUNT REPORTS

               All ACCESS PERSONS must file a completed Transaction/New Account Report, in the form of EXHIBIT F hereto, with the CODE COMPLIANCE OFFICER within thirty (30) days after (i) opening an account with a broker, dealer, bank or transfer agent in which COVERED
               SECURITIES are recorded; or (ii) entering into any PERSONAL SECURITIES TRANSACTION. This requirement includes any retirement plan accounts that contain REPORTABLE FUNDS. A transaction report need not be submitted for transactions effected pursuant to an AUTOMATIC INVESTMENT PLAN or where such information would duplicate information contained in broker trade confirmations or account statements received by BISYS with respect to the ACCESS PERSON



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               within  30  days  of the  transaction  if all of the  information required by rule 17j-1(d)(1)(ii) is contained in the confirmation or account statement.

         D. REVIEW OF REPORTS AND ASSESSMENT OF CODE ADEQUACY:

               The CODE COMPLIANCE OFFICER shall review and maintain the Initial and Annual Certifications, Initial and Annual Holdings Reports and Transaction/New Account Reports (the "Reports") with the records of BISYS. Following receipt of the Reports, the CODE COMPLIANCE OFFICER shall consider in accordance with Procedures designed to prevent ACCESS PERSONS from violating this Code:

               (a) whether any PERSONAL SECURITIES TRANSACTION evidences an apparent violation of this Code; and

               (b) whether any apparent violation has occurred of the reporting requirement set forth in Section C above.

               Upon making a determination that a violation of this Code, including its reporting requirements, has occurred, the CODE COMPLIANCE OFFICER shall report such violations to the General Counsel of BISYS Fund Services who shall determine what sanctions, if any, should be recommended to be taken by BISYS. The CODE COMPLIANCE OFFICER shall prepare quarterly reports to be presented to the Fund Boards of Directors/Trustees of each REPORTABLE FUND for which it serves as principal underwriter WITH respect to any material trading violations under this Code.

               This Code, a copy of all Reports referenced herein, any reports of violations, and lists of all COVERED and ACCESS PERSONS required to make Reports, shall be preserved for the period(s) required by Rule 17j-1. BISYS shall review the adequacy of the Code and the operation of its related Procedures at least once a year.

VII. REPORTS TO FUND BOARDS OF DIRECTORS/TRUSTEES

BISYS shall submit the following reports to the Board of Directors/Trustees for each REPORTABLE FUND for which it serves as principal underwriter:

         A.    BISYS FUND SERVICES CODE OF ETHICS

               A copy of this Code shall be submitted to the Board of a REPORTABLE FUND prior to BISYS commencing operations as principal underwriter, for review and approval. All material changes to this Code shall be submitted to the Board of each REPORTABLE FUND for which BISYS serves as principal underwriter for review and approval not later than six (6) months following the date of implementation of such material changes.

         B.    ANNUAL CERTIFICATION OF ADEQUACY

               The CODE COMPLIANCE OFFICER shall annually prepare a written report to be presented to the Board of each REPORTABLE FUND for which BISYS serves as principal underwriter detailing the following:

               1. Any issues arising under this Code or its related Procedures since the preceding report, including information about material violations of this Code or its related Procedures and sanctions imposed in response to such material violations; and

               2. A Certification in the form of EXHIBIT G hereto, that BISYS has adopted Procedures designed to be reasonably necessary to prevent ACCESS PERSONS from violating this Code.

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                                    EXHIBIT A

The following investment companies are REPORTABLE FUNDS(1):

Access One Trust
Activa
Actinver Funds
Agilex
AIG
Allianz Variable Insurance Products Trust
Allianz Variable Insurance Products Fund of Funds Trust
American Family Funds
American Independence
American Performance
AXA Roman
BB&T Funds
BB &T Variable Insurance Funds
Bjurman, Barry Funds
BNY Hamilton Funds
BNY/Ivy Multi-Strategy Hedge Fund LLC
Capital One Funds
Capstone Funds
CIBC Trust
Citizens Funds
Comerica
Commonwealth International Series Trust
Commonwealth of Virginia
Coventry Group (consisting of the First Source Monogram, Pathmaster, UST Boston,
   and Signal)
Coventry Funds Trust (formerly Variable Insurance Funds)
Empire Builder
Endowment Fund
Excelsior Funds
Exeter Funds
Federated International Funds PLC
First Focus Funds
FirstHand Funds
Fifth Third Funds
Gartmore Funds/Fund Select
Gartmore Variable Insurance Trust
Giant 5 Funds
GMO Trust
Hansberger Institutional Series
Hartford
Heartland Group

Hirtle Callaghan Trust
HSBC Canada
HSBC Investor
HSBC Insight
Huntington Funds
/Huntington Variable Insurance Funds
ICON Funds
Merrimac Series
INVESCO Funds
Ivy Long/Short Hedge Fund LLC
Legacy Funds
Mercantile Funds, Inc.
Monogram Common Trust Funds
MONY Separate Accounts
Morgan Stanley SICAV
Morgan Stanley Cayman Funds
Morgan Stanley Global Franchise Fund LP
Morgan Stanley Investment Management
Munder Series Trust
Munder Series Trust II
Needham Funds
New Covenant Funds
Pacific Capital (including CATS and Hawaiian Trust)
Paypal (x.com)
Paradigm
Performance Funds
Permal Asset Management
ProFunds
RSI Retirement Trust
RMK Select Funds
Schroder Funds
Scudder Funds
Asset Management Funds
STI Classic Funds
STI Classic Variable Insurance Funds
Tamarack Funds
TD Asset Management USA Funds Inc.
The Blue Fund Group
Texstar
UBOC Common Trust Funds
UBOC Copper Mountain
UBS Alternative Investment Group Funds
UBS Global Asset Management Trust Co.
UBS Relationship Funds
UBS Supplementary Trust
Universal Institutional Funds, Inc.
Victory Funds

Victory Variable Insurance Funds
Victory Institutional Funds
Vintage Mutual Funds
Voyageur Funds
Washington Mutual
Williams Capital Management Trust

AS OF JANUARY 1, 2007

(1) The companies listed on this Exhibit A may be amended from time to time, as necessary.

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                                    EXHIBIT B

The following Broker/Dealers are subject to the BISYS Fund Services Code of Ethics(2):

BB&T FUNDS DISTRIBUTORS, INC.
BISYS FUND SERVICES, LIMITED PARTNERSHIP
BISYS DISTRIBUTION SERVICES, INC.
BNY HAMILTON DISTRIBUTOR, INC.
FIFTH THIRD FUNDS DISTRIBUTOR, INC.
FUNDS DISTRIBUTORS, INC.
HEARTLAND INVESTOR SERVICES, LLC
MERCANTILE INVESTMENT SERVICES, INC.
PERFORMANCE FUNDS DISTRIBUTOR, INC.
PROFUNDS DISTRIBUTORS, INC.
VICTORY CAPITAL ADVISERS, INC.

The following affiliated service entities are subject to the BISYS Fund Services Code of Ethics(2):

BISYS FUND SERVICES OHIO, INC.
BISYS FUND SERVICES, INC.

(2) The companies listed on this Exhibit B may be amended from time to time, as required.

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                                    EXHIBIT C
                                     (2007)

The following COVERED PERSONS are considered ACCESS PERSONS under the BISYS Fund Services Code of Ethics(3)

The following employees of BISYS:
         BISYS Compliance - all associates
         Business Systems - Fund Accounting associates
         CCO Services - all associates
         Client Services - all associates
         Distribution   Solutions  -  all  associates,   including   individuals
            registered with an entity identified in Exhibit B but not employed by BISYS
         Directors/Officers  of each BISYS entity  listed on EXHIBIT A that meet the statutory definition of ACCESS PERSON under Rule17j-1
         Financial Services - Fund Accounting,  Tax,  Financial  Administration,
            Fund Compliance and Quality Assurance associates
         Shared Infrastructure Services - all associates
         Legal Services - all associates

         * PLEASE NOTE, ALL ACCESS POSITIONS COVERED IN EXHIBIT C ARE SUBJECT TO THE 2007 BISYS FUND SERVICES CODE OF ETHICS REPORTING REQUIREMENTS COVERED IN EXHIBIT E REGARDLESS OF WEATHER OR NOT THE ACCESS PERSONS HAVE THE ABILITY TO OBTAIN PORTFOLIO HOLDINGS INFORMATION OF REPORTABLE FUNDS LISTED IN EXHIBIT A.



AS OF JANUARY 1, 2007





---------------------
(3) The positions listed on this Exhibit C maybe amended from time to time as required.

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                                    EXHIBIT D
                                     (2007)
                        INITIAL AND ANNUAL CERTIFICATIONS

         I hereby certify that I have read and thoroughly understand and agree to abide by the conditions set forth in the BISYS Fund Services CODE OF ETHICS (the "Code"). I further certify that, during the time of my affiliation with BISYS, I will comply or have complied with the requirements of this Code and will disclose/report or have disclosed/reported all PERSONAL SECURITIES TRANSACTIONS required to be disclosed/reported by the Code.

         If I am deemed to be an ACCESS PERSON under this Code, I certify that I will comply or have complied with the TRANSACTION/NEW ACCOUNT REPORT requirements as detailed in the Code and submit herewith my INITIAL AND/OR ANNUAL HOLDINGS REPORT. I further certify that I have disclosed all accounts held by me and will direct or have directed each broker, dealer, bank or transfer agent with whom I have an account or accounts to send to the BISYS CODE COMPLIANCE OFFICER duplicate copies of all confirmations and/or account statements relating to my account(s). I further certify that the CODE COMPLIANCE OFFICER has been supplied with copies of all such letters of instruction.


--------------------------------
Print or Type Name


---------------------------------
Signature


---------------------------------
Date

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                                    EXHIBIT E
                                     (2007)
                       INITIAL AND ANNUAL HOLDINGS REPORT

NAME AND ADDRESS OF        DISCRETIONARY             ACCOUNT NUMBER(S)             IF NEW ACCOUNT,
     ---                   ACCOUNT(4)                                              DATE ESTABLISHED
BROKER, DEALER, BANK,      (YES OR NO)
OR ADVISER(S)

______________________     __Yes __No                __________________            __________________

______________________     __Yes __No                __________________            __________________

______________________     __Yes __No                __________________            __________________

______________________     __Yes __No                __________________            __________________


|_| ATTACHED ARE THE COVERED SECURITIES BENEFICIALLY OWNED BY ME AS OF THE DATE OF THIS INITIAL AND ANNUAL HOLDINGS REPORT.

|_| I DO NOT HAVE ANY COVERED SECURITIES BENEFICIALLY OWNED BY ME AS OF THE DATE OF THIS INITIAL AND ANNUAL HOLDINGS REPORT. FOR PURPOSES OF THIS REPRESENTATION, TRANSACTIONS IN WHICH I HAD NO DIRECT OR INDIRECT INFLUENCE OR CONTROL OR TRANSACTIONS THAT WERE NOT INITIATED, OR DIRECTED, BY ME DO NOT RESULT IN REPORTABLE TRANSACTIONS OR HOLDINGS IN COVERED SECURITIES.

|_| I CERTIFY THAT I HAVE DIRECTED EACH BROKER, DEALER, BANK OR TRANSFER AGENT WITH WHOM I HAVE AN ACCOUNT OR ACCOUNTS TO SEND TO BISYS DUPLICATE COPIES OF ALL CONFIRMATIONS AND/OR STATEMENTS RELATING TO MY ACCOUNT(S) AND HAVE PROVIDED COPIES OF SUCH LETTERS OF INSTRUCTIONS TO THE BISYS CODE COMPLIANCE OFFICER. I FURTHER CERTIFY THAT THE INFORMATION ON THE STATEMENTS ATTACHED HERETO (IF APPLICABLE) IS ACCURATE AND COMPLETE FOR PURPOSES OF THIS INITIAL AND ANNUAL HOLDINGS REPORT.




---------------------

(4) Discretionary Account is an account empowering a broker, dealer, bank or adviser to buy and sell securities without the client's prior knowledge or consent.

SECURITY                   NUMBER OF                PRINCIPAL AMOUNT
DESCRIPTION                COVERED                  (FOR DEBT SECURITIES ONLY)
(SYMBOL/CUSIP)             SECURITIES/MUTUAL
                           FUND SHARES HELD

------------------         -----------------        -----------------

------------------         -----------------        -----------------

------------------         -----------------        -----------------

------------------         -----------------        -----------------

------------------         -----------------        -----------------

------------------         -----------------        -----------------

------------------         -----------------        -----------------

------------------         -----------------        -----------------

------------------         -----------------        -----------------

------------------         -----------------        -----------------


-----------------------------------
Print or Type Name

-----------------------------------
Signature


-----------------------------------
Date

       BISYS FUND SERVICES CODE OF ETHICS -TRANSACTION/NEW ACCOUNT REPORT
                                    EXHIBIT F
                                     (2007)

         I hereby certify that, (1) the Covered Securities described below were purchased or sold on the date(s) indicated in reliance upon public information; or (2) I have listed below the account number(s) for any new account(s) opened in which Covered Securities are or will be held, and I have attached a copy of my letter of instruction to the institution maintaining such account to provide the Code Compliance Officer with duplicate trade confirmations and account statements.

       COVERED SECURITIES AND/OR MUTUAL FUND PORTFOLIOS PURCHASED/ACQUIRED
                                OR SOLD/DISPOSED

Security        Trade  Number of  Per Share  Principal    Interest     Maturity    Name of Broker, Dealer,        Bought (B)
Description     Date    Shares      Price      Amount       Rate         Rate      Transfer Agent or Bank         or Sold (S)
                                             (for debt      (If          (If       (and Account Number
(Symbol/CUSIP)                                security)  Applicable)  Applicable)  and Date Established, If New)


-------------   -----  ---------  ---------  ---------   ----------   ----------   ----------------------------   -----------

-------------   -----  ---------  ---------  ---------   ----------   ----------   ----------------------------   -----------

-------------   -----  ---------  ---------  ---------   ----------   ----------   ----------------------------   -----------

-------------   -----  ---------  ---------  ---------   ----------   ----------   ----------------------------   -----------

-------------   -----  ---------  ---------  ---------   ----------   ----------   ----------------------------   -----------

-------------   -----  ---------  ---------  ---------   ----------   ----------   ----------------------------   -----------

-------------   -----  ---------  ---------  ---------   ----------   ----------   ----------------------------   -----------

-------------   -----  ---------  ---------  ---------   ----------   ----------   ----------------------------   -----------

         This Transaction/New Account Report is not an admission that you have or had any direct or indirect beneficial ownership in the Covered Securities listed above.


--------------------------------
Print or Type Name


--------------------------------                --------------------------------
Signature                                       Date

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                                    EXHIBIT G
                                     (2007)
                        ANNUAL CERTIFICATION OF ADEQUACY

                      CERTIFICATION TO THE FUNDS BOARDS OF
                               DIRECTORS/TRUSTEES


BISYS Fund Services ("BISYS") requires that all directors, officers and associates of BISYS ("COVERED PERSONS") certify, upon becoming subject to the BISYS Code of Ethics (the "Code") and annually thereafter, that they have read and thoroughly understand and agree to abide by the conditions set forth in the Code. If such COVERED PERSONS are deemed to be ACCESS PERSONS under the Code, they are required to submit Initial and Annual Holdings Reports. ACCESS PERSONS must also submit Transaction Reports to the CODE COMPLIANCE OFFICER, reporting all PERSONAL SECURITIES TRANSACTIONs in COVERED SECURITIES for all accounts in which the ACCESS PERSON has any direct or indirect beneficial interest within thirty (30) days of entering into any such transactions. ACCESS PERSONS must disclose all accounts and direct each of their brokers, dealers, banks or transfer agents to send duplicate trade confirmations and statements of all such PERSONAL SECURITIES TRANSACTIONs directly to the CODE COMPLIANCE OFFICER. For Funds where BISYS serves as Distributor and Fund Accountant, the CODE COMPLIANCE OFFICER undertakes a quarterly review of each ACCESS PERSON'S PERSONAL SECURITIES TRANSACTIONs against the investment portfolio of each fund of which they are deemed an ACCESS PERSON. For Funds where BISYS serves as Distributor but not the Fund Accountant, upon request the CODE COMPLIANCE OFFICER will make information available to the Fund's Chief Compliance Officer regarding all PERSONAL SECURITIES TRANSACTIONS of ACCESS PERSONS to the Fund.

The undersigned hereby certifies that BISYS has adopted Procedures reasonably designed to prevent ACCESS PERSONS from violating BISYS' Code and the provisions of Rule 17j-1 under the Investment Company Act of 1940, as amended.



--------------------------------                              ------------------
Wayne Rose                                                    Date
CODE COMPLIANCE OFFICER
BISYS Fund Services

                       BISYS FUND SERVICES CODE OF ETHICS
                  NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE
                                    EXHIBIT H
                                     (2007)


ADAMS, STEPHENIE             CHOI, WING                   FARRELL, THOMAS
ALWINE, PAUL D               CLARK, KEVIN D               FAYOLLE, SHARON
ANDERSON, CHARLES            COHEN, GLEN D                FELDHAUS, MICHAEL
ASWAD, ELYSA                 COHEN, STEVEN B              FELICE. FRANK
AYCOCK, ELIZABETH H          CONNERS, GREG                FERGUSON, SAVONNE L
AZZARA, LINDA                CONNORS, MATTHEW F           FERRARA, LISA
BADING, HANS                 COOLEY, DONALD               FITZGERALD, JAMES
BACON, MICHAEL T             CONTIS, DIMITRIOS A          FLETCHER, KEITH A
BALUCK, NEIL J               CORRIVEAU, CYNTHIA           FLUET, ANDREW W
BARBER, CHARLES              COURTNEY, KENDALL            FONDRIE, DAVID C
BARNES, SHANNON              COTTRELL, LYDIA              FONG, EDWARD
BARSOUM, CAROLINE            CROWELL, CHAD                FORD, TIMOTHY P
BASHANT, JENNIFER            CUMMINGS, KELLY              FOX, KENNETH
BASZLER, THEODORE D          CUOZZI, JOSEPH A             FRAGOMENI, BERNARD
BAUER, JEFFREY F             DAHL, JASON                  FRASER, BRUCE P
BELKEN, KELLY                DELUCIA, ANTHONY G           FRIEDMAN, DAVID
BEST, NICOLE                 DENISON, HUGH F              FRYE, VICTOR M
BESTE, PAUL T                DESAI, USHA                  FUSH, STEPHEN
BOCHOW, GERHARD O            DESEGLISE, CHRISTIAN         GALLAGHER, LOIS
BOCKOFF, JULIE               DICKER, ADAM                 GARDNER, RICHARD N
BOLANOWSKI, CASIMIR          DICKSON, MARYBETH            GILLESPIE, JAMES T
BONYAK, JILL                 DIETRICH, ANDREA M           GIOLEKAS, GEORGE
BORELLI, THOMAS J            DIRIENZO, MICHAEL            GLATKOWSKI, MICHAEL R
BOTTI, KEITH C               DISTEFANO, MICHAEL H         GLOSMAN, SUZANNE T
BOWEN, LINDSAY               DOLAN, EMILY A               GODFREY, JENNIFER L
BRESNAHAN, TIMOTHY           DONOVAN, JOSEPH              GOFF, MAUREEN E
BRESWITZ, CARRIE R           DY, DAN                      GOLDSTROM, JARED B
BRITTON, LON                 DYER, CHRISTOPHER            GORDON, GARY N
BROMWELL, MAUREEN            EBERSBACH, MATTHEW A         GORDON, JENNIFER
BROWN, PETER                 EISENSCHER, DORON            GRAFF, JEFFREY
BRYON, PATRICE A             ELIAS, PHILIP                GRESNICK, MARK
BURGESS, CHRISTINE           ENGELHARDT, ALLISON          GRIMM, MARYANN
BURNS, CAROLE                ERSBO, CHRISTOPHER P         GUREWITZ, PAUL
CALCAGNO, JACK               EVANS, BRAD                  HACKETT, MICHAEL
CARSON, HOLLY                FABIETTI, RICHARD A          HAMMOND, ROBERT L
CHEN, CHRISTOPHER            FARMER, MARILYN              HANNA, LOUIS J

HART, THOMAS E               KRUPYSHEVA, STEPHANIE        O'CONNOR, KIMBERLY R
HATHAWAY, DUC                KUTZ, JOHN                   O'CONNOR, MARK
(RODNEY) R                   LANE, BRETT A                OHMACHT, CHRISTOPHER
HAYMAN, AMY                  LEAVITT, MARC                OLBERDING, KENNETH R
HENDRY, IAN                  LEBLANC, LISA                OLSON, HILARY
HILSABECK, BRADLEY           LEICH, DEBORAH               OMDAHL, JEFFREY M
HOLDERITH, ROBERT C          LEISTRA, ANDREA              O'NEILL, DANIEL M
HOLMES, PATRICIA A           LEVY, KIM                    OVIATT, GREGORY
HOLTHAUS, DOUGLAS M          LEVY, STEPHANE               PASICZNYK, PAUL
HOPKINS, PAMELA              LOGAN, DONALD B              PATEL, REBECCA
HORENSTEIN, JEAN             LYNN, WILLIAM                PATTON, PATRICE
HOWARD, JENNIFER             MAJERUS-LAMBERT, MARY A      PAYNE, ROBERT
HUDNALL, JUSTIN L            MALASPINA, WENDY             PEDERSON, NEIL
HUTKA, KATHLEEN              MARTIN, BRIAN P              PEREZ-JACKSON, AMY C
ILLE, RICHARD B              MAYBERG, LOUIS               PETROFF, MICHAEL D
INGRAM, MATTHEW              MAZZOLA, JULIE               PFLUG, BRUCE P
INSLEY, ALEX W               MCAVOY, JOHN                 PICARD, AARON A
IWASKO, PAMELA               MCCABE, BRIAN                PILEGGI, JOHN J
JAWORSKI, KATHERINE M        MCCABE, JOHN H               PITIGOIARON, COSMIN
JUREC, MIACHAEL              MCCAULEY, JOHN               PLOSHNICK, JEFFREY A
KAMYSZEK, KAREN              MCDONOUGH, MATTHEW           PONSETTO, PAULA
KARPOWICZ, EDWARD J          MCLAY, JAMI                  PRASEUTSACK, AMPHAY
KAUL, DAVID                  MCINTIRE, GAVIN J            PULAKHANDAM, TANUJA
KENASTON, PAM                MILLER,                      PYNE, JOHN
KELLER, RICHARD              MILLNER, STEVEN C            QUIRK, SARAH M
KENNEDY, ANNE                MILLOY, STEVEN J             RAINS, CAROLYN
KENNY, THOMAS                MINER, MATTHEW J             REIDY, BERNARD
KERN, JEFFREY                MOODY, THOMAS                RICCI, DAVID M
KRUSHENA, MICHAEL            MOORADIAN, SUSAN             RICHTER, MICHAEL
JORDAN, BETH                 MOORE, THOMAS W              RITTER, LEONARD J
JUDGE, ERIC                  MOREY, JOHN                  ROACH, STACY L
KEITH, SEAN                  MUDIE, THOMAS                ROBERTS, CHRISTINE A
KENNEDY, K. EVAN             MUILENBURG, ROBERT           ROBERTSON, PAUL
KOHL, JEFFREY J              MURPHY, DONNA                ROBICHAUD, LUKE
KADNAR, MATTHEW              MURPHY, KATE                 ROCHE, SEAN
KEITH, DOUGLAS               MUSZALL, HOLLY               ROOT, PETER
KENLY, FRANKLIN              MUMBY, ROBERT                ROTTINGER, JASON
KING, CHERYL                 MYERS, JOHN O                RUBIN, ERIC M
KLOSEK, JUSTIN               NAJARIAN, HRATCH             RUBINO, MARIA GRACIA T
KNAPP, JASON                 NASGOVITZ, WILLIAM J         RUST, ANDREW
KOSKUBA, MIACHAEL            NASGOVITZ, WILLIAM R         RYAN, ERIN
KRASE, SCOTT                 NIEMI, ALAN V                SARAFA, KENNETH

SARGENT, TIMOTHY A           WEBBER, PAUL R
SAVU, NICU                   WEINBERG, PAUL
SCHACHT, JASON F             WELKER, CHRISTOPHER
SCHENKER, AARON D            WESSELKAMPER, C
SCHMEITS, KEVIN              WHITMORE, GAVIN
SCHMIDT, JAMES G             WILCOX, JON
SEAY, THOMAS                 WILEY, STEPHEN N
SELBY, MICHELLE T            WOOD, ROBERT
SELF, PAUL S                 ZHAN, JENNY
SEYMOUR, JONATHAN            ZIEGLER, JEFFREY
SHEMO, RUSSELL
SHPIZ, DIANE M.
SMITH, BRADFORD
SMITH, TERRI B
SMITH, THOMAS
SNOW, CHRISTOPHER
SODERSTROM, ROGER
SOKOLOW, MARY E
SPEARS, CURTIS L
SPETRINO, WILLIAM A
STAHORSKY, SCOTT
STEIN, BONNIE B
SUMMERS, MARK
SVIHL, CAROL A
TAMONEY, ANDREW
TANTSIOS, EKATERINI
TAYLOR, JESSE C
TAYLOR, TERRY
THAYER, ADAM
THISTLETON, MICHAEL
TOFT, PAUL
TORTI, GREGG M
UPWARD, BENJAMIN
URBANEK, JERRY
VAN DREEL, JOSHUA J
VAN HOOF, WILLIAM J
VASQUEZ, ELBA
AGNER, ROBERT
WAKEHAM, CHERYL
WALKER, BRYON
WARREN, MICHAEL P
WEATHERHEAD, JEFFREY G

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                                    EXHIBIT I
                       GIFT & ENTERTAINMENT REPORTING FORM

Please submit one report per gift or entertainment event.

Name:
     ---------------------------------------

Extension:
          ----------------------------------

Date:
     ---------------------------------------

NASD Licensed:    Yes  |_|          No  |_|

The following gift or entertainment was:
|_|  Given
|_|  Received

Name of Outside Party:
                      --------------------------------------------------------------------------------

Date Gift/Entertainment was given/received:
                                           -----------------------------------------------------------

Location (if applicable):
                         -----------------------------------------------------------------------------

Description of Gift/Entertainment:
                                  --------------------------------------------------------------------


------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------

Purpose:
        ----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------

Estimated/Actual Value:$                              (circle whether value was ESTIMATED or ACTUAL)
                       -------------------------------                          ---------    ------

Preapproved?      Yes  |_|          No   |_|

I certify that the above information is true and accurate to the best of my knowledge.



----------------------------------
Name

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                  NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE
                   INVESTMENT ADVISER CODE COMPLIANCE OFFICER
                                    EXHIBIT J
                                     (2007)
                     QUARTERLY CODE OF ETHICS CERTIFICATION
                                  (XX/XX/XXXX)

Pursuant to the BISYS Fund Services Code of Ethics covering each of the [ INSERT BROKER DEALER] affiliated Registered Representatives employed by [INSERT INVESTMENT ADVISOR], "Non-BISYS Employee Registered Representatives", please certify the following for the quarter ended [Insert Date] (the "Period"):

1. Each of the NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVES identified in the attached report have received and are subject to the [INSERT INVESTMENT ADVISER] Code of Ethics. ("Code").

2.   All required  documentation  and holdings  reports (if necessary) have been
     filed  with  the   undersigned  by  each  NON-BISYS   EMPLOYEE   REGISTERED
     REPRESENTATIVE during the Period

3. ________ (check if applicable) There have not been any material violations of the Code by any NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVES identified in the attach report for the Period.

4. ________ (check if applicable and attach documentation) Violation(s) of the Code by one or more NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE(S) during the Period were detected or reported. A report detailing each violation and the resolution/remedial action taken is attached. (Please attach details and resolution for each item).


[INSERT INVESTMENT ADVISER] CODE COMPLIANCE OFFICER

Name: ________________________

Title: _______________________

Date:_________________________

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                        DUPLICATE CONFIRMATION STATEMENT
                                  REQUEST FORM
                                    EXHIBIT K



Date:

Your Broker
street address
city, state   zip code

Re:   Your Name
      your S.S. number or account number

Dear Sir or Madam:

Please be advised that I am an associated person of BISYS Fund Services, LP, or one of its affiliated broker-dealers ("BISYS"), each an NASD Member Firm. Please send DUPLICATE STATEMENTS AND TRADE CONFIRMATIONS of this brokerage account to the attention of:

                               BISYS Fund Services
                          Attn: Code Compliance Officer
                          100 Summer Street, Suite 1500
                                Boston, MA 02110

This request is made pursuant to the BISYS Code of Ethics and compliance therewith by the associated person is subject to receipt of such trade confirmations and account statements by BISYS.

Thank you for your cooperation.

Sincerely,


Your name

                               BISYS FUND SERVICES
                                 CODE OF ETHICS
                        DUPLICATE CONFIRMATION STATEMENT
                                  REQUEST FORM
                                    EXHIBIT L



Date:

[Address]

         Re: Employee Name
             Account #
             SS#

Dear Sir or Madam:

Please be advised that the above referenced person is an associated person of BISYS Fund Services, LP or one of its affiliated broker-dealers ("BISYS"), each an NASD member firm. We grant permission for him/her to open a brokerage account with your firm, provided that you agree to send DUPLICATE STATEMENTS AND TRADE CONFIRMATIONS of this employee's brokerage account to:

                               BISYS Fund Services
                          Attn: Code Compliance Officer
                          100 Summer Street, Suite 1500
                                Boston, MA 02110

This request is made pursuant to the BISYS Code of Ethics and compliance therewith by the associated person is subject to receipt of such trade confirmations and account statements by BISYS.

Thank you for your cooperation.

Sincerely,



BISYS Fund Services
Code Compliance Officer





                                       L-1